EXHIBIT 21
CATERPILLAR INC. Subsidiaries and Affiliated Companies (as of December 31, 2014)
Subsidiaries (51% or more ownership)
Name of Company	Where Organized
Adex Zonex Pte. Ltd.	Singapore
Advanced Tri-Gen Power Systems, LLC	Delaware
Amoixa Limited	Cayman Islands
Anchor Coupling Inc.	Delaware
Ankexin Ex Consulting (Beijing) Co., Ltd.	China
Asia Power Systems (Tianjin) Ltd.	China
AsiaTrak (Tianjin) Ltd.	China
Banco Caterpillar S.A.	Brazil
Berg Propulsion Germany GmbH	Germany
Broadland Radiators and Heat Exchangers Limited	England and Wales
Bucyrus (Huainan) Machinery Co., Ltd.	China
Bucyrus Australia Surface Pty. Ltd.	Australia
Bucyrus Australia Underground Holdings Pty Ltd	Australia
Bucyrus Australia Underground LAD Proprietary Limited	Australia
Bucyrus Botswana (Proprietary) Limited	Botswana
Bucyrus Equipment LLC	Delaware
Bucyrus Europe Holdings, Ltd.	England and Wales
Bucyrus International (Chile) Limitada	Chile
Bucyrus International (Peru) S.A.	Peru
Bucyrus International Hong Kong Limited	Hong Kong
Bucyrus Mining Australia Pty. Ltd.	Australia
Bucyrus Mining China LLC	Delaware
Bucyrus Wisconsin Property, LLC	Delaware
Cat Rental Kyushu Ltd.	Japan
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (Bermuda) Holding Company	Bermuda
Caterpillar (China) Financial Leasing Co., Ltd.	China
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (China) Machinery Components Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Langfang) Mining Equipment Co., Ltd.	China
Caterpillar (Luxembourg) Investment Co. S.a.r.l.	Luxembourg
Caterpillar (Newberry) LLC	Delaware
Caterpillar (NI) Limited	Northern Ireland
Caterpillar (Qingzhou) Ltd.	China
Caterpillar (Shanghai) Trading Co., Ltd.	China
Caterpillar (Suzhou) Co., Ltd.	China
Caterpillar (Suzhou) Logistics Co., Ltd.	China
Caterpillar (Thailand) Limited	Thailand
Caterpillar (Tongzhou) Co., Ltd.	China

Caterpillar (U.K.) Limited	England
Caterpillar (Wujiang) Ltd.	China
Caterpillar (Zhengzhou) Ltd.	China
Caterpillar Acquisition Holding Corp.	Delaware
Caterpillar Americas C.V.	Netherlands
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pacific L.P.	Bermuda
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Belgium S. A.	Belgium
Caterpillar Brasil Comercio de Maquinas e Pecas Ltda.	Brazil
Caterpillar Brasil Ltda.	Brazil
Caterpillar Brazil LLC	Delaware
Caterpillar Castings Kiel GmbH	Germany
Caterpillar Centro de Formacion, S.L.	Spain
Caterpillar China Limited	Hong Kong
Caterpillar Emissions Solutions Inc.	New Mexico
Caterpillar Commercial Australia Pty. Ltd.	Australia
Caterpillar Commercial Holding SARL	Switzerland
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial S.A.	Belgium
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Commerciale S.r.L.	Italy
Caterpillar Communications LLC	Delaware
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Credito, S.A. de C.V., SOFOM, E.N.R.	Mexico
Caterpillar DC Pension Trust Limited	England and Wales
Caterpillar Distribution International LLC	Russia
Caterpillar Distribution Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Distribution Services Europe B.V.B.A.	Belgium
Caterpillar East Japan Ltd.	Japan
Caterpillar East Real Estate Holding Ltd.	Japan
Caterpillar Elkader LLC	Delaware
Caterpillar Energy Solutions Asia Pacific Pte. Ltd.	Singapore
Caterpillar Energy Solutions GmbH	Germany
Caterpillar Energy Solutions Inc.	Delaware
Caterpillar Energy Solutions, S.A.	Germany
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Equipos Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Eurasia LLC	Russia
Caterpillar Finance Corporation	Japan
Caterpillar Finance France S.A.	France

Caterpillar Financial Acquisition Funding LLC	Delaware
Caterpillar Financial Australia Leasing Pty Limited	Australia
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Commercial Account Corporation	Nevada
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial New Zealand Limited	New Zealand
Caterpillar Financial Nordic Services AB	Sweden
Caterpillar Financial Nova Scotia Corporation	Nova Scotia
Caterpillar Financial OOO	Russia
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial SARL	Switzerland
Caterpillar Financial Services (Dubai) Limited	United Arab Emirates
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England
Caterpillar Financial Services Argentina S.A.	Argentina
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Belgium S.P.R.L.	Belgium
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czech Republic
Caterpillar Financial Services GmbH	Germany
Caterpillar Financial Services Korea, Ltd.	Korea
Caterpillar Financial Services Leasing ULC	Alberta
Caterpillar Financial Services Limited Les Services Financiers Caterpillar Limitee	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Netherlands B.V.	Netherlands
Caterpillar Financial Services Norway AS	Norway
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Financial UK Acquisition Funding Partners	England and Wales
Caterpillar Financial Ukraine LLC	Ukraine
Caterpillar Fluid Systems S.r.l.	Italy
Caterpillar Fomento Comercial Ltda.	Brazil
Caterpillar Forest Products Inc.	Delaware
Caterpillar France S.A.S.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Mining America LLC	Delaware
Caterpillar Global Mining Colombia S.A.S.	Columbia
Caterpillar Global Mining Czech Republic, a.s.	Czech Republic
Caterpillar Global Mining Equipamentos De Mineracao do Brasil Ltda.	Brazil
Caterpillar Global Mining Equipment LLC	Delaware
Caterpillar Global Mining Europe GmbH	Germany
Caterpillar Global Mining Expanded Products Pty Ltd	Australia
Caterpillar Global Mining Field Services LLC	Delaware

Caterpillar Global Mining Germany Holdings GmbH	Germany
Caterpillar Global Mining Highwall Miners LLC	Delaware
Caterpillar Global Mining HMS GmbH	Germany
Caterpillar Global Mining Holdings GmbH	Germany
Caterpillar Global Mining Hong Kong AFC Manufacturing Holding Co., Limited	Hong Kong
Caterpillar Global Mining Hong Kong Limited	Hong Kong
Caterpillar Global Mining LLC	Delaware
Caterpillar Global Mining Mexico LLC	Delaware
Caterpillar Global Mining Mexico S. de R.L. de C.V.	Mexico
Caterpillar Global Mining Polska Sp. z.o.o.	Poland
Caterpillar Global Mining Pty. Ltd.	Australia
Caterpillar Global Mining SARL	Switzerland
Caterpillar Global Mining Services Mexico S. de R.L. de C.V.	Mexico
Caterpillar Global Mining U.S. Parts LLC	Delaware
Caterpillar Global Mining Virginia LLC	Virginia
Caterpillar Global Services LLC	Delaware
Caterpillar Group Services S.A.	Belgium
Caterpillar Holding (France) S.A.S.	France
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holding Ltd.	Bermuda
Caterpillar Hungary Components Manufacturing Ltd.	Hungary
Caterpillar Hydraulics Italia S.r.l.	Italy
Caterpillar Impact Products Limited	England and Wales
Caterpillar India Private Limited	India
Caterpillar Industrias Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance Limited	Ireland
Caterpillar International Finance Luxembourg Holding S.a.r.l.	Luxembourg
Caterpillar International Finance Luxembourg, S.a.r.l.	Luxembourg
Caterpillar International Investments Coöperatie U.A.	Netherlands
Caterpillar International Ltd.	Bermuda
Caterpillar International Luxembourg I S.a.r.l.	Luxembourg
Caterpillar International Luxembourg II S.a.r.l.	Luxembourg
Caterpillar International Product SARL	Switzerland
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Limited	Germany
Caterpillar Investment One SARL	Switzerland
Caterpillar Investment Two SARL	Switzerland
Caterpillar Investments	England and Wales
Caterpillar IPX LLC	Delaware
Caterpillar IRB LLC	Delaware
Caterpillar Japan Ltd.	Japan

Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Panama, S. de R.L.	Panama
Caterpillar Latin America Services, S.R.L.	Costa Rica
Caterpillar Latin America Servicios de Chile Limitada	Chile
Caterpillar Latin America Support Services, S. DE R.L.	Panama
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing GmbH (Leipzig)	Germany
Caterpillar Leasing Operativo Limitada	Chile
Caterpillar Life Insurance Company	Missouri
Caterpillar Logistics (Shanghai) Co. Ltd.	China
Caterpillar Logistics (UK) Limited	England and Wales
Caterpillar Logistics Inc.	Delaware
Caterpillar Logistics ML Services France S.A.S.	France
Caterpillar Logistics Services (Tianjin) Ltd.	China
Caterpillar Logistics Services China Limited	Hong Kong
Caterpillar Luxembourg Group S.a.r.l.	Luxembourg
Caterpillar Luxembourg LLC	Luxembourg
Caterpillar Luxembourg S.a.r.l.	Luxembourg
Caterpillar Marine Asia Pacific Pte. Ltd.	Singapore
Caterpillar Marine Power UK Limited	England and Wales
Caterpillar Marine Trading (Shanghai) Co., Ltd.	China
Caterpillar Maroc SARL	Morocco
Caterpillar Materiels Routiers SAS	France
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Mining Canada ULC	Canada
Caterpillar Mining Chile Servicios Limitada	Chile
Caterpillar Motoren (Guangdong) Co. Ltd.	China
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Henstedt-Ulzburg GmbH	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar North America C.V.	Netherlands
Caterpillar NZ Funding Parent Limited	Bermuda
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Corporation	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Operator Training Ltd.	Japan
Caterpillar Overseas Credit Corporation SARL	Switzerland
Caterpillar Overseas Investment Holding SARL	Switzerland
Caterpillar Overseas Limited	England and Wales
Caterpillar Overseas SARL	Switzerland
Caterpillar Panama Services S.A.	Panama
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales

Caterpillar Poland Sp. z o.o.	Poland
Caterpillar Power Generation Systems (Bangladesh) Limited	Bangladesh
Caterpillar Power Generations Systems (Chile) SpA	Chile
Caterpillar Power Generations Systems L.L.C.	Delaware
Caterpillar Power Systems Inc.	Delaware
Caterpillar Power Ventures Corporation	Delaware
Caterpillar Power Ventures International, Ltd.	Bermuda
Caterpillar Precision Seals Korea	Korea
Caterpillar Prodotti Stradali S.r.l.	Italy
Caterpillar Product Development SARL	Switzerland
Caterpillar Product Services Corporation	Missouri
Caterpillar Propulsao Maritima do Brasil LTDA	Brazil
Caterpillar Propulsion AB	Sweden
Caterpillar Propulsion Singapore Pte. Ltd.	Singapore
Caterpillar Propulsion International Trading (Shanghai) Co. Ltd.	China
Caterpillar Propulsion Istanbul Makina Ticaret Limited Sirketi	Turkey
Caterpillar Propulsion Italy S.R.L.	Italy
Caterpillar Propulsion Namibia (Proprietary) Limited	Namibia
Caterpillar Propulsion Production Pte. Ltd.	Singapore
Caterpillar Propulsion Pte. Ltd.	Singapore
Caterpillar Propulsion Spain, S.L.	Spain
Caterpillar Propulsion Production AB	Sweden
Caterpillar Propulsion Sweden AB	Sweden
Caterpillar Propulsion Technology AB	Sweden
Caterpillar R&D Center (China) Co., Ltd.	China
Caterpillar Ramos Arizpe LLC	Delaware
Caterpillar Ramos Arizpe Servicios S.A. de C.V.	Mexico
Caterpillar Ramos Arizpe, S. de R.L. de C.V.	Mexico
Caterpillar Reman Powertrain Indiana LLC	Delaware
Caterpillar Reman Powertrain Services, Inc.	South Carolina
Caterpillar Remanufacturing Drivetrain LLC	Delaware
Caterpillar Remanufacturing Services (Shanghai) Co., Ltd.	China
Caterpillar Remanufacturing Services Chaumont France	France
Caterpillar Remanufacturing Services Radom Poland	Poland
Caterpillar Renting France S.A.S.	France
Caterpillar Reynosa, S.A. de C.V.	Mexico
Caterpillar Sales Inc.	Delaware
Caterpillar SARL	Switzerland
Caterpillar Services Germany GmbH	Germany
Caterpillar Services Limited	Delaware
Caterpillar Servicios Limitada	Chile
Caterpillar Servicios Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Servizi Italia Srl	Italy
Caterpillar Shrewsbury Limited	England and Wales
Caterpillar Sistemas De Geracao De Energia Do Brasil Ltda.	Brazil
Caterpillar Skinningrove Limited	England and Wales

Caterpillar Solution Engineering Ltd.	Japan
Caterpillar Southern Africa (Pty) Ltd.	South Africa
Caterpillar Special Services Belgium S.P.R.L.	Belgium
Caterpillar Switchgear Holding Inc.	Georgia
Caterpillar Tianjin Ltd.	China
Caterpillar Tohuku Ltd.	Japan
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno, L.L.C.	Russia
Caterpillar Transmissions France S.A.R.L.	France
Caterpillar Tunnelling Canada Corporation	Canada
Caterpillar Tunnelling Canada Holdings Ltd.	Ontario
Caterpillar Tunnelling Europe Limited	England and Wales
Caterpillar UK Acquisition Partners LP	United Kingdom
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Engines Company Limited	England and Wales
Caterpillar UK Group Limited	England and Wales
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Undercarriage (Xuzhou) Co. Ltd.	China
Caterpillar Underground Mining Pty. Ltd.	Australia
Caterpillar Used Equipment Services Inc.	Delaware
Caterpillar Used Equipment Services International SARL	Switzerland
Caterpillar West Japan Ltd.	Japan
Caterpillar West Real Estate Holding Ltd.	Japan
Caterpillar Work Tools B.V.	Netherlands
Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Caterpillar Xuzhou Ltd.	China
Centre de Distribution de Wallonie SPRL	Belgium
Chemetron-Railway Canada Corporation	Ontario
Chemetron-Railway Products, Inc.	Delaware
EDC European Excavator Design Center Beteiligungs-GmbH	Germany
EDC European Excavator Design Center GmbH & Co. KG	Germany
Electro-Motive Canada Co.	Canada
Electro-Motive Diesel and Locomotive Company (Proprietary) Limited	South Africa
Electro-Motive Diesel International Corp.	Delaware
Electro-Motive Diesel Limited	England and Wales
Electro-Motive Diesel, Inc.	Delaware
Electro-Motive Locomotive Technologies LLC	Russia
Electro-Motive Maintenance Operations Pty Ltd	Australia
Electro-Motive Maintenance Services, S.A. de C.V.	Mexico
Electro-Motive Technical Consulting Co. (Beijing) Ltd.	China
EMC Holding Corp.	Delaware
EMD International Holdings, Inc.	Delaware
EMD Locomotive Company de Mexico, S.A. de C.V.	Mexico
EMD Locomotive Maintenance de Mexico, S.A. de C.V.	Mexico
EMD Locomotive Technologies Private Limited	India

Energy Services International Limited	Bermuda
Equipment Assurance Limited	Cayman Islands
Equipos de Acuna, S.A. de C.V.	Mexico
ERA Mining Machinery Limited	Hong Kong
Erduosi Siwei Dibite Mechanical and Electrical Equipment Co., Ltd.	China
F. Perkins Limited	England
FG Wilson (Engineering) Limited	Northern Ireland
GB Holdco (China), Inc.	Delaware
GFCM Servicios, S.A. de C.V.	Mexico
Hong Kong Siwei Holdings Limited	Hong Kong
Hypac (Tianjin) International Trading Company Limited	China
Hypac Holdings LLC	Delaware
Inmobiliaria Conek, S.A.	Mexico
Kentuckiana Railcar Repair & Storage Facility, LLC	Indiana
Locomotoras Progress Mexico, S. de R.L. de C.V.	Mexico
Magnum Power Products, LLC	Delaware
MaK Americas Inc.	Illinois
Mec-Track S.r.l.	Italy
Metalmark Financial Services Limited	England
MGE Equipamentos e Servicos Ferroviarios Ltda.	Brazil
Motoren Steffens GmbH	Germany
MWM (Beijing) Co., Ltd.	China
MWM Austria GmbH	Austria
MWM Benelux B.V.	Netherlands
MWM Canada Inc.	Canada
MWM Energy Australia Pty Ltd	Austalia
MWM Energy Hungaria Kft.	Hungary
MWM France S.A.S.	France
MWM Latin America Solucoes Energeticas Ltda.	Brazil
MWM Real Estate GmbH	Germany
O & K Australia Pty. Ltd.	Australia
OOO Bucyrus Service	Russian Federation
Overseas Rail Holdings, B.V.	Netherlands
P. T. Caterpillar Finance Indonesia	Indonesia
P.T. Solar Services Indonesia	Indonesia
PEPR Inc.	Canada
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines Company Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins Group Limited	England and Wales
Perkins Holdings Limited LLC	Delaware and England and Wales
Perkins India Private Limited	India
Perkins International Inc.	Delaware
Perkins Limited	England
Perkins Motoren GmbH	Germany
Perkins Motores do Brasil Ltda.	Brazil

Perkins Power Systems Technology (Wuxi) Co., Ltd.	China
Perkins Shibaura Engines (Wuxi) Co., Ltd.	China
Perkins Shibaura Engines Limited	England
Perkins Shibaura Engines LLC	Delaware
Perkins Technology Inc.	Delaware
Progress Metal Reclamation Company	Kentucky
Progress Rail Canada Corporation	Canada
Progress Rail Equipment Leasing Corporation	Michigan
Progress Rail Holdings, Inc.	Alabama
Progress Rail Inspection & Information Systems GmbH	Germany
Progress Rail Inspection & Information Systems S.r.l.	Italy
Progress Rail Leasing Canada Corporation	Canada
Progress Rail Leasing Corporation	Delaware
Progress Rail Leasing de Mexico, S. de R.L. de C.V.	Mexico
Progress Rail Locacao de Locomotivas Ltda.	Brazil
Progress Rail Manufacturing Corporation	Delaware
Progress Rail Raceland Corporation	Delaware
Progress Rail Services Corporation	Alabama
Progress Rail Services de Mexico S.A. de C.V.	Mexico
Progress Rail Services Holdings Corp.	Delaware
Progress Rail Services LLC	Delaware
Progress Rail Services UK Limited	England and Wales
Progress Rail Switching Services LLC	Delaware
Progress Rail Transcanada Corporation	Nova Scotia
Progress Rail Wildwood, LLC	Florida
PT. Bucyrus Indonesia	Indonesia
PT. Caterpillar Indonesia	Indonesia
PT. Caterpillar Indonesia Batam	Indonesia
Pyroban (Suzhou) Safety Systems Co., Ltd.	China
Pyroban Benelux B.V.	Netherlands
Pyroban Corporation	New Jersey
Pyroban Envirosafe Limited	England and Wales
Pyroban France SARL	France
Pyroban Group Limited	England and Wales
Pyroban Limited	England and Wales
Pyropress Engineering Company Limited (The)	England and Wales
Pyrrha Investments B.V.	Netherlands
Pyrrha Investments Limited	England and Wales
Railcar, Ltd.	Georgia
S & L Railroad, LLC	Nebraska
SCM Singapore Holdings Pte. Ltd.	Singapore
Servicios Administrativos Progress S. de R.L. de C.V.	Mexico
Servicios de Turbinas Solar, S. de R.L. de C.V.	Mexico
Servicios Ejecutivos Progress S. de R.L. de C.V.	Mexico
Solar Turbines (Beijing) Trading & Services Co., Ltd.	China
Solar Turbines (Thailand) Ltd.	Thailand

Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Central Asia Limited Liability Partnership	Kazakhstan
Solar Turbines CIS Limited Liability Company	Russia
Solar Turbines EAME s.r.o.	Czech Republic
Solar Turbines Egypt L.L.C.	Egypt
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines India Private Limited	India
Solar Turbines International Company	Delaware
Solar Turbines Malaysia Sdn Bhd	Malaysia
Solar Turbines Middle East Limited	Jebel Ali Free Zone
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines Services of Argentina S.R.L.	Argentina
Solar Turbines Trinidad & Tobago Limited	Trinidad and Tobago
Solar Turbines West-Africa SARL	Gabon
SPL Software Alliance LLC	Delaware
Taiyuan Siwei Mechanical and Electrical Equipment Co., Ltd.	China
Tangshan DBT Machinery Co., Ltd.	China
Tecnologia Modificada, S.A. de C.V.	Mexico
Tokyo Rental Ltd.	Japan
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbinas Solar S.A. de C.V.	Mexico
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turbomach Endustriyel Gaz Turbinleri Sanayi Ve Ticaret Limited	Turkey
Turbomach France SARL	France
Turbomach GmbH	Germany
Turbomach Netherlands B.V.	Netherlands
Turbomach Pakistan (Private) Limited	Pakistan
Turbomach S.A., Unipersonal	Spain
Turbomach S.r.L.	Italy
Turbomach SA	Switzerland
Turbomach Sp. Z o.o.	Poland
Turbomach-Solar de Colombia S.A.	Columbia
Turner Powertrain Systems Limited	England and Wales
UK Hose Assembly Limited	England and Wales
Underground Imaging Technologies LLC	Delaware
United Industries Corporation	Kentucky
Uptake Technologies, LLC	Delaware
VALA (UK) LP	England and Wales
VALA Inc.	Delaware
VALA LLC	Delaware
Vasky Energy Ltd.	Hong Kong
Veratech Holding B.V.	Netherlands
West Virginia Auto Shredding Inc.	West Virginia
Western Gear Machinery LLC	Delaware

Wisconsin Holdings Pty. Ltd.	Australia
Zeit Comercia e Montagem de Equipamentos Electronicos Ltda.	Brazil
Zhengzhou Siwei Marco Automatic Control System Co., Ltd.	China
Zhengzhou Siwei Mechanical and Electrical Equipment Sales Co., Ltd.	China
Zhengzhou Siwei Xingyang Machinery Manufacturing Co., Ltd.	China

Affiliated Companies (50% and less ownership)
Name of Company	Where Organized
10G LLC	Delaware
Advanced Filtration Systems Inc.	Delaware
AFSI Europe s.r.o.	Czech Republic
AP Operation & Maintenance Limited	Jersey
Atlas Heavy Engineering Pty Ltd	Australia
Black Horse LLC	Delaware
Caterpillar Trimble Control Technologies LLC	Delaware
CSSC Motoren Anquig-Kiel Co., Ltd.	China
Datong Tongbi Machinery Company Limited	China
Electro-Motive Diesel Africa Proprietary Limited	South Africa
Heavy Haul Track Systems Joint Venture	Australia
Intelligent Switchgear Organization LLC	Delaware
Leading Edge Hydraulic Systems Co., Ltd.	China
M.O.P.E.S.A. Motores Power, S.A.	Mexico
Mitsubishi Caterpillar Forklift Asia Pte. Ltd.	Singapore
Neovia Logistics Administrative Services de Mexico, S. de R.L. de C.V.	China
Neovia Logistics Finance Corporation	United States
Neovia Logistics France S.A.S.	Mexico
Neovia Logistics Germany GmbH	Egypt
Neovia Logistics Holdings I S.a r l.	Luxembourg
Neovia Logistics Holdings II S.a r l.	Luxembourg
Neovia Logistics IP Holdings, LLC	United States
Neovia Logistics Limited Liability Company	Hungary
Neovia Logistics Real Estate Holdings, LLC	United States
Neovia Logistics Services (France) S.A.S.	France
Neovia Logistics Services (Shanghai) Co., Ltd.	China
Neovia Logistics Services (UK) Limited	England and Wales
Neovia Logistics Services Australia Pty Ltd	Australia
Neovia Logistics Services Canada Ltd.	Canada
Neovia Logistics Services de Mexico S. de R.L. de C.V.	Mexico
Neovia Logistics Services Egypt Ltd.	Egypt
Neovia Logistics Services India Private Limited	India
Neovia Logistics Services International LLC	Russia
Neovia Logistics Services International N.V.	Belgium
Neovia Logistics Services Polska Sp. z o.o.	Delaware
Neovia Logistics Services South Africa (Pty) Ltd.	Poland
Neovia Logistics Services Spain, S.A.	South Africa

Neovia Logistics Services, LLC	Belgium
Neovia Logistics Supply Chain Services GmbH	Germany
Neovia Logistics Supply Chain Services Italia S.r.l.	Italy
Neovia Logistics, LLC	United States
Neovia Solutions Brasil Servicos De Logistica Ltda.	Brazil
Shanxi Xishan Siwei Mechanical & Electrical Equipment Manufacturing Co., Ltd.	China
SPL Logistics France Sarl	France
SPL Logistics Germany GmbH	Germany
SPL Logistics Intermediate Holdings, LLC	United States
SPL Logistics UK Holdings Limited	England and Wales
Suzhou Liaoan Machinery Co., Ltd.	China
Tech Itoh Co., Ltd.	Japan
Terex NHL Mining Equipment Co. Ltd.	China
Turboservices SDN BHD	Malaysia
Vector Hydraulics Private Limited	India
VirtualSite Solutions LLC	Delaware
Xi’an FC Intelligence Transmission Co., Ltd.	China
Yeep Co.	Japan
Yuchai Remanufacturing Services (Suzhou) Co., Ltd.	China
Zoko Rail Services (Z.P.) Ltd.	Israel